Southcoast Financial Corporation
                                  News Release
                   Southcoast Announces Third Quarter Earnings

Mt. Pleasant, S.C., October 24, 2008 / PrimeNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited net income of $625,000, or $.13 per basic share, for the nine months ended September 30, 2008. This compares to unaudited net income of $2,705,000, or $0.49 per basic share, for the nine months ended September 30, 2007. During the period, the Company recorded an unexpected loss on our investment in preferred stock of Fannie Mae and Freddie Mac in the amount of $2,878,000. Even with this non-cash other than temporary impairment, our bank subsidiary, Southcoast Community Bank, remains well-capitalized as defined by its regulators. The regulators define a well-capitalized Bank as one with total risk based capital ratios equal to or greater than 10%. Currently the Bank has a total risk based capital ratio in excess of 14%. During the period the Company recorded a gain on a previously contracted sale of real estate of $2,330,000 that partially offset the write-down of Fannie Mae and Freddie Mac preferred stock.

"Without the adjustment to the preferred stock, the Company would have reported record earnings", Chairman and Chief Executive Officer, L. Wayne Pearson said. "We are continuing to focus our efforts on business in our local markets, and believe our strong capital levels will serve us well during this tough economic climate."

For the quarter ended September 30, 2008, the Company recorded a net loss of $889,000, or a $0.20 loss per share. This compares to net income of $1,010,000, or $0.19 per share, for the quarter ended September 30, 2007. The 2008 earnings per share are based on 4,542,304 basic average shares outstanding compared to 5,217,249 basic average shares outstanding for the quarter ended September 30, 2007.


Total assets as of September 30, 2008 were $541.6 million compared to $500.9 million as of December 31, 2007, an increase of 8.1%. Loans, excluding loans held for sale, increased to $408.6 million, up 8.0% from $378.4 million as of December 31, 2007. Deposits during the same period increased 12.7% to $386.3 million. Pearson noted that "credit is available to qualified borrowers and the

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Bank continues to offer  competitive  deposit rates in our ten branch network on deposits that are FDIC insured up to $250,000."

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult the disclosures we make on related subjects in our reports filed with the SEC.



SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Senior Vice President and
   Chief Financial Officer, (843) 216-3019


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
                                                                                   Southcoast Financial Corporation
                                                                                      Consolidated Balance Sheets

                                                         September 30     September 30     December 31    December 31    December 31
                                                             2008             2007             2007           2006           2005
                                                             ----             ----             ----           ----           ----
                                                          (Unaudited)      (Unaudited)      (Audited)      (Audited)      (Audited)
Assets
Cash and due from banks ............................       $ 16,007        $  7,035        $  7,033        $  7,008        $ 14,378
Federal Funds sold .................................            585               0           3,774          31,204          16,964
Investments ........................................         67,804          55,068          62,609          46,460          35,203
Loans held for sale ................................            150             243             384             140           9,275
Loans ..............................................        408,583         370,018         378,414         367,611         375,926
Less: Allowance for loan losses ....................          5,845           4,315           4,297           4,364           4,270
                                                           --------        --------        --------        --------        --------
Net loans ..........................................        402,738         365,703         374,117         363,247         371,656
Fixed assets .......................................         23,814          25,780          26,735          25,126          19,898
Bank Owned Life Insurance ..........................         21,107          17,704          20,468           2,632           2,600
Other assets .......................................          9,384           6,272           5,732           6,039           6,625
                                                           --------        --------        --------        --------        --------
    Total Assets ...................................       $541,589        $477,805        $500,852        $481,856        $476,599
                                                           ========        ========        ========        ========        ========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing ..............................       $ 29,224        $ 35,005        $ 32,607        $ 34,694        $ 38,754
 Interest bearing ..................................        357,111         268,020         310,148         276,199         272,800
                                                           --------        --------        --------        --------        --------
  Total deposits ...................................        386,335         303,025         342,755         310,893         311,554
Other borrowings ...................................         85,486          92,810          81,230          67,841          67,000
Other liabilities ..................................          4,394           2,431           3,816           2,664           3,075
Junior subordinated debentures .....................         10,310          17,530          10,310          21,655          21,655
                                                           --------        --------        --------        --------        --------
   Total liabilities ...............................        486,525         415,796         438,111         403,053         403,284

Shareholders' Equity
 Common Stock ......................................         53,537          60,309          60,157          75,316          70,268
 Retained Earnings and Accumulated Other
   Comprehensive Income or Loss ....................          1,527           1,700           2,584           3,487           3,047
                                                           --------        --------        --------        --------        --------
   Total shareholders' equity ......................         55,064          62,009          62,741          78,803          73,315
                                                           --------        --------        --------        --------        --------
   Total Liabilities and
     Shareholders' equity ..........................       $541,589        $477,805        $500,852        $481,856        $476,599
                                                           ========        ========        ========        ========        ========

Book Value Per Share ...............................       $  12.14        $  12.35        $  12.52        $  14.41        $  14.80
Reserve to Loans Ratio .............................           1.43%           1.17%           1.14%           1.19%           1.14%

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
                                                                                      Southcoast Financial Corporation
                                                                                       Consolidated Income Statements
                                                                            (Dollars in thousands, except earnings per share)

                                                                        Nine Months Ended                 Three Months Ended
                                                                        -----------------                 ------------------
                                                                 September 30,      September 30,    September 30,     September 30,
                                                                     2008              2007             2008               2007
                                                                     ----              ----             ----               ----
                                                                 (Unaudited)       (Unaudited)       (Unaudited)        (Unaudited)
Interest Income
 Interest and fees on loans ..............................       $    20,597        $    21,471       $     6,794        $     7,248

 Interest on investments .................................             2,651              1,969               917                763
 Interest on Fed funds sold ..............................                35                358                16                 61
                                                                 -----------        -----------       -----------        -----------
   Total interest income .................................            23,283             23,798             7,727              8,072

Interest expense .........................................            11,985             12,960             3,972              4,599
                                                                 -----------        -----------       -----------        -----------
   Net interest income ...................................            11,298             10,838             3,755              3,473
Provision for loan losses ................................             2,594                  0             1,484                  0
                                                                 -----------        -----------       -----------        -----------
Net interest income after loan loss provision ............             8,704             10,838             2,271              3,473

Noninterest income .......................................             1,646              1,921               138                757
                                                                 -----------        -----------       -----------        -----------
   Total operating income ................................            10,350             12,759             2,409              4,230

Noninterest expense
 Salaries and benefits ...................................             5,826              4,935             2,390              1,512
 Occupancy and equipment .................................             1,781              1,704               616                599
 Other expenses ..........................................             2,337              2,110               915                674
                                                                 -----------        -----------       -----------        -----------

   Total noninterest expense .............................             9,944              8,749             3,921              2,785
                                                                 -----------        -----------       -----------        -----------
Income before taxes ......................................               406              4,010            (1,512)             1,445

Income tax (benefit)expense ..............................              (219)             1,305              (623)               435
                                                                 -----------        -----------       -----------        -----------
Net income(loss) .........................................       $       625        $     2,705       ($      889)       $     1,010
                                                                 ===========        ===========       ===========        ===========

Basic net income(loss) per common share ..................       $      0.13        $      0.49       ($     0.20)       $      0.19

Diluted net income(loss) per common share ................       $      0.13        $      0.49       ($     0.20)       $      0.19

Average shares outstanding
    Basic ................................................         4,641,649          5,554,195         4,542,304          5,217,249
    Diluted ..............................................         4,641,649          5,559,507         4,542,304          5,221,717

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                      Year          Year         Year          Year         Year
                                              Nine Months Ended       Ended         Ended        Ended         Ended        Ended
                                        September-08  September-07  Dec. 2007     Dec. 2006    Dec. 2005     Dec. 2004    Dec. 2003
                                        ------------  ------------  ---------     ---------    ---------     ---------    ---------
                                        (Unaudited)
INCOME STATEMENT DATA
   Net interest income .............  $   11,298    $   10,838    $   14,354    $   16,145    $   13,914    $   10,692   $    7,858
   Provision for loan losses .......       2,594             -             0           723           865         1,146          735
   Noninterest income ..............       1,646         1,921         2,554         3,837         2,725         2,700        1,711
   Noninterest expenses ............       9,944         8,749        11,999        11,542         9,243         7,966        6,171
   Net income ......................         625         2,705         3,429         4,839         4,189         2,982        1,704

PER SHARE DATA *
 Net income per share
    Basic ..........................  $     0.13    $     0.49    $     0.63    $     0.81    $     0.97    $     0.76   $     0.69
    Diluted ........................  $     0.13    $     0.49    $     0.63    $     0.80    $     0.97    $     0.75   $     0.67

BALANCE SHEET DATA
  Total assets .....................  $  541,589    $  477,805    $  500,852    $  481,856    $  476,599    $  366,102   $  253,217
  Total deposits ...................     386,335       303,025       342,755       310,893       311,554       258,153      166,213
  Total loans (net) ................     402,738       365,703       374,117       363,246       371,656       293,207      199,732
  Investment securities ............      67,804        55,068        62,609        46,461        35,203        24,831       22,049
  Total earning assets .............     477,676       423,318       443,200       445,119       440,942       344,482      238,009
  Other borrowings .................      85,486        92,810        81,230        67,841        67,000        58,000       41,100
  Junior subordinated debentures ...      10,310        17,530        10,310        21,655        21,655        11,345       11,345
  Shareholders' equity .............      55,064        62,009        62,741        78,803        73,315        36,571       33,410

Average shares outstanding
  Basic ............................   4,641,649     5,554,195     5,419,474     6,007,137     4,335,319     3,945,175    2,471,038
  Diluted ..........................   4,641,649     5,559,507     5,423,915     6,012,445     4,340,470     4,001,380    2,529,742

Key ratios **
  Return on assets .................        0.16%         0.76%         0.71%         1.00%         1.04%         0.98%        0.79%
  Return on equity .................        1.41%         5.14%         4.96%         6.22%         9.28%         8.56%       10.43%
  Equity to asset ratio ............       10.17%        12.98%        12.53%        16.35%        15.38%         9.99%       13.19%
  Non-performing assets to assets***        2.43%         0.56%         0.91%         0.18%         0.11%         0.27%        0.04%
  Reserve to loans .................        1.43%         1.17%         1.14%         1.19%         1.14%         1.15%        1.18%
  Net interest margin ..............        3.33%         3.45%         3.40%         3.64%         3.69%         3.78%        3.90%

  # of accounts ....................      13,336        11,418        11,737        10,778        10,728         9,391        7,814
  # of offices open ................          10            10            10             8             8             7            5
  # of offices under construction ..           0             0             0             2             1             0            2
  # of office sites purchased ......           3             2             0             2             0             2            1
  ATM stand alone ..................           1             1             1             1             1             1            0

* Per share data has been adjusted for 10% stock dividends in 2007, 2006, 2005, and 2004.
**   Ratios for nine months are annualized
*** Non-performing assets include preferred shares in Fannie Mae and Freddie Mac, nonaccruing loans, and other real estate owned.